[NUVEEN LOGO]
Supplement Dated July 31, 2000 to the
Prospectus Dated August 27, 1999
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NUVEEN FLAGSHIP MUNICIPAL TRUST
Nuveen Intermediate Municipal Bond Fund
(formerly Nuveen Flagship Intermediate Municipal Bond
Fund)
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On July 24, 2000, the Board of Trustees of the Nuveen
Intermediate Municipal Bond Fund (the "Fund") approved the merger of the Fund into the Nuveen
Intermediate Duration Municipal Bond Fund (the
"Surviving Fund"). The Board has determined that the merger would benefit shareholders in a number of ways, including the potential for:

* higher dividends per share resulting from a higher
* gross embedded yield and lower gross operating
* expenses as a percentage of net assets;
* preservation of the Fund's intermediate risk
* characteristics;
* improved portfolio diversification; and
* lower portfolio transaction costs.

The Trustees of the Nuveen Flagship Municipal Trust have approved an anticipated tax-free reorganization of the Fund as described below. The Fund will be closed to new investors effective August 9, 2000.
Only shareholders with existing accounts may continue to make additional purchases and to reinvest dividends into existing accounts after that date.

Under the terms of the reorganization, the Fund would transfer all of its assets and liabilities to the Acquiring Fund, a series of the Nuveen Flagship
Municipal Trust, in exchange for an equal value of shares of the Surviving Fund. The Surviving Fund is a municipal bond fund whose investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. The reorganization is subject to certain regulatory approvals and the approval of the Fund's shareholders. A meeting of shareholders has been called for October 25, 2000 for the purpose of voting on the proposed reorganization. If approved by shareholders, the merger is expected to take effect after the close of business on October 27, 2000.
Further information regarding the proposed reorganization and the shareholder meeting will be contained in a proxy statement that is scheduled to be mailed to shareholders in early September, 2000.


PLEASE KEEP THIS WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE